EXHIBIT 10

                             SUBSCRIPTION AGREEMENT

                                 By and Between


                           THE NATIONAL REGISTRY, INC.
                             A DELAWARE CORPORATION,


                                       and

                            RMS LIMITED PARTNERSHIP,
                          A NEVADA LIMITED PARTNERSHIP


                          Dated as of November 9, 1999

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                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

ARTICLE 1 Purchase of Securities                                              1
         1.1   Subscription                                                   1
         1.2   Purchase Price                                                 1

ARTICLE 2 Closing                                                             2
         2.1   Closing of Subscription                                        2

ARTICLE 3 Representations and Warranties                                      2
         3.1   Investor Representations and Warranties                        2
         3.2   Company Representations and Warranties                         7

ARTICLE 4 Registration Rights                                                10
         4.1   Registration                                                  10
         4.2   [Intentionally Omitted]                                       10
         4.3   Precedence of Registration Rights                             10
         4.4   Registration Procedures                                       10

ARTICLE 5 Miscellaneous                                                      17
         5.1   Indemnity                                                     17
         5.2   Modification                                                  17
         5.3   Notices                                                       17
         5.4   Counterparts                                                  18
         5.5   Binding Effect                                                18
         5.6   Entire Agreement                                              18
         5.7   Assignability                                                 18
         5.8   Governing Law; Jurisdiction and Choice of Forum               18
         5.9   Pronouns                                                      18
         5.10  Severability                                                  18
         5.11  Waiver                                                        19
         5.12  Further Assurances                                            19

                             SUBSCRIPTION AGREEMENT


         THIS SUBSCRIPTION AGREEMENT (this "Agreement") is made and entered into as of the 9th day of November, 1999 by and among The National Registry, Inc., a Delaware corporation (the "Company"), with its principal office at 2502 Rocky Point Drive, Suite 100, Tampa, Florida and RMS Limited Partnership, a Nevada limited partnership ("Subscriber"), with its principal office at 50 West Liberty Street, Suite 650, Reno, Nevada 89501.

                                   WITNESSETH

         WHEREAS the Company desires to issue 100,000 shares of Series D Preferred Stock, $.01 par value per share.

         NOW, THEREFORE, in consideration of the premises and in further consideration of the mutual covenants, promises and agreements hereinafter set forth, it has been and IT IS HEREBY AGREED AS FOLLOWS:

                                    ARTICLE I

                             PURCHASE OF SECURITIES

         1.1 SUBSCRIPTION. The Subscriber, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase One Hundred Thousand (100,000) shares of Series D Preferred Stock. (the "Securities").

         1.2 PURCHASE PRICE. The Company agrees to issue and sell to the Subscriber the Securities for a purchase price of Five Million U.S. Dollars ($5,000,000) (the "Subscription Price"). Payment of the Subscription Price shall be made by wire transfer or check payable to and delivered to the Company or, if by wire transfer in accordance with the instructions of the Company, together with an executed copy of this Agreement and any other documents required to be executed under this Agreement.


                                   ARTICLE II

                                     CLOSING

         2.1 CLOSING OF SUBSCRIPTION. The closing of the purchase and sale of the Securities (the "Closing") shall take place at the offices of the Company on such date as is mutually agreed to by the Company and the Subscriber. At the Closing, the Company shall deliver to the Subscriber the Securities, duly registered in the Subscriber's name against payment in full by the Subscriber of the Subscription Price against execution by the Subscriber of this Agreement.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         3.1 INVESTOR REPRESENTATIONS AND WARRANTIES. The Subscriber hereby acknowledges, represents and warrants to the Company as follows:

                    (a) The Subscriber is acquiring the Securities for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in the Securities. Further, the Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person with respect to any of the Securities for which it is subscribing.

                    (b) The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, and this Agreement constitutes a valid and legally binding obligation of the Subscriber.

                    (c) The Subscriber acknowledges its understanding that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder ("Regulation D") and that it is an "accredited investor" as that term is defined in Rule 501 of Regulation D. The Subscriber has the financial ability to bear the economic risk of its investment, has adequate means for providing for its current needs and personal contingencies and has no need for liquidity with respect to its investment in the Company. The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities.

                    (d) The Subscriber will not sell or otherwise transfer the Securities without registration under the Securities Act or an exemption therefrom and the Subscriber fully understands and agrees that it must bear the economic risk of its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states or unless exemptions from such registration requirements are available. In particular, the Subscriber is aware that the Securities are "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber also understands that, except as otherwise provided herein, the Company is under no obligation to register the Securities on its behalf or to assist him in complying with any exemption from the registration requirements of the Securities Act or applicable state securities laws. The Subscriber further understands that sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

                    (e) No representations or warranties have been made to the Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for Securities the Subscriber is not relying upon any representations other than those contained herein or in the documents filed

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by the Company with the Securities and Exchange Commission ("SEC Filings").

                    (f) The Subscriber understands and agrees that the certificates representing the Securities and the shares of Common Stock issued upon conversion of the Securities shall bear the following legend until (i) such securities shall have been registered under the Securities Act and effectively been disposed of in accordance with the registration statement; or (ii) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act as well as any applicable "Blue Sky" or similar state securities laws:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR
         (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR OTHER STATE SECURITIES LAW.

                    (g) The Subscriber understands that an investment in the Securities is a speculative investment which involves a high degree of risk of loss of its entire investment.

                    (h) To the Subscriber's best knowledge, no consents, approvals, authorizations, expiration of any statutory waiting periods, or orders of any court or government agency relating to the Subscriber or its business is required as a condition of the Subscriber's purchase of the Securities in the manner contemplated herein, and receipt of the Securities in exchange therefor, or the execution and delivery of this Agreement or consummation of the transactions contemplated herein.

                    (i) The foregoing representations, warranties and agreements shall survive the execution of this Agreement.

         3.2 COMPANY REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Subscriber as follows:

                    (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has or will have on or prior to Closing all requisite corporate power and authority (i) to own and operate its properties and assets and to carry on its business as now conducted; (ii) to execute and deliver this Agreement; (iii) to issue and sell the Securities; (iv) upon the conversion of the Securities to issue shares of Common Stock; and (v) to carry out the provisions of this Agreement.

                    (b) All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder at the Closing, and the authorization, issuance (or reservation for issuance, as applicable), sale, and delivery of the Securities being sold hereunder has been taken or will be taken prior to the Closing. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, or as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                    (c) The authorized capital stock of the Company consists of
(i) 50,000,000 shares of Common Stock, of which 18,511,154 shares (including shares held in treasury) are issued and outstanding as of September 30, 1999; and (ii) 1,000,000 shares of preferred stock, of which 100,000 shares have been designated Series A Preferred Stock and are issued and outstanding and are convertible at the election of the holder thereof into 2,379,055 shares of Common Stock (subject to adjustment pursuant to certain anti-dilution provisions). In addition, the Company has granted (i) options to acquire up to 2,935,609 shares of Common Stock to certain former and current employees, consultants and directors of the Company pursuant to stock option plans whereby the Company has reserved for issuance up to 4,000,000 shares of Common Stock and
(ii) 1,152,522 Common Stock purchase warrants to investors, finders and others. Except as set forth in this subsection (c) or otherwise provided in this Agreement, there are no options, warrants or other rights to purchase any of the Company's authorized but unissued capital stock.

                    (d) The Securities, when issued, sold and delivered in accordance with the terms of this Agreement for the purchase price, will be duly and validly issued, fully paid, non-assessable, not subject to any preemptive rights, and free and clear of all liens, claims and encumbrances. When issued upon the conversion of the Securities, the Common Stock will be duly and validly issued, fully paid, non-assessable, not subject to any preemptive rights, and free and clear of all liens, claims and encumbrances.

                    (e) To the best of the Company's knowledge, no consent, approval, qualification, order or authorization of, or filing with, any local, state, or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery, or performance of this Agreement, the offer, sale or issuance of the Securities.

                    (f) Subject in part to the truth and accuracy of the Company's representations and warranties set forth in this Agreement, the offer, sale and issuance of the Securities, as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended ("Securities Act"). Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

                    (g)     [Intentionally Omitted]

                    (h) The Company is not in violation or default of any provision of its Certificate of Incorporation, Bylaws, or any mortgage, indenture, agreement, instrument, or contract to which it is a party or by which it is bound or, to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Company, except to the extent that the failure to do so would not have a material adverse effect on the Company. The execution, delivery, and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or non-renewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties.

                    (i) No representation or warranty of the Company contained in this Agreement or any other such document furnished to the Subscriber by or on behalf of the Company, including without limitation, the SEC Filings contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading. The SEC Filings conformed in all material respects as of the date each was filed with the SEC to the disclosure requirements applicable to such filing.

                    (j) The Company has filed the required federal, state and local tax returns required of it and has paid all material taxes shown on such returns as they become due. No claim has been assessed and is unpaid with respect to such taxes.

                    (k) Except as described in the SEC filings, there is no action or proceeding pending or, to the knowledge of the Company, currently threatened against the Company in any court or before any arbitration panel or before or by any federal, state or other governmental department or agency which may substantially affect the validity of this Agreement or the right of the Company to enter into it, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company.

                    (l) The Company owns its property and assets free and clear of all mortgages, liens, claims, and encumbrances other than liens arising by operation of law which do not affect the Company's use of such property and assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims, or encumbrances.

                    (m) Except as otherwise disclosed in the audited financial statements at and for the year ended December 31, 1998, copies of which have been previously delivered by the Company to the Subscriber (the "Financial Statements") or in the SEC Filings, since December 31, 1998 there has not been
(i) any changes in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business which have not been, either in any individual case or in the aggregate, materially adverse; (ii) any material change, except in the ordinary course of business, in the contingent obligations of the Company, whether by way of guaranty, endorsement, indemnity, warranty or otherwise; (iii) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties or business of the Company;
(iv) any declaration or payment of a dividend or other distribution of the assets of the Company; or (v) to the best of the Company's knowledge, any other event or condition of any character which materially and adversely affected the Company's assets, liabilities, financial condition or operations. Subscriber has been informed that the Company has received notice from the National Association of Securities Dealers that the Company's securities will be delisted from The Nasdaq SmallCap Market effective from the close of business on November 10,1999.

                    (n) The foregoing representations, warranties and agreements shall survive the execution of this Agreement.


                                   ARTICLE IV

                               REGISTRATION RIGHTS

         4.1 REGISTRATION

                    (a) Upon the request of the Subscriber, the Company shall use its best efforts to effect the registration under the Securities Act of the Common Stock to the extent required to permit the disposition of the shares of Common Stock in the manner specified by the Subscriber and shall keep such registration statement effective until the time as such shares of Common Stock are disposed of by the Subscriber; PROVIDED, however, that the Company shall not be required to maintain the effectiveness of such registration at any time when an exemption from registration is otherwise available to the Subscriber affording the Subscriber the right to dispose of all of the shares of Common Stock issued upon the conversion of the Securities and held by Subscriber. Any registration requested pursuant to this Section 4.1 shall be effected by the filing of a registration statement on Form S-1, S-2 or S-3 (or any other form that includes substantially the same information as would be required to be included in a registration statement on such forms as presently constituted, other than a registration statement relating to offers to employees pursuant to plans or of securities to be issued in business combinations).

         4.2        [Intentionally Omitted]

         4.3        PRECEDENCE OF REGISTRATION RIGHTS.

         The Subscriber and the Company agree that the registration rights contained in this Article IV are in addition to any and all registration rights which Subscriber is entitled to under any other agreement with the Company.

         4.4        REGISTRATION PROCEDURES.

                    (a) If, whenever and to the extent that the Company is required to use its best efforts to register shares of Common Stock pursuant to this Article IV, the Company shall as promptly as practicable:

                           (i) Prepare and file with the SEC a registration
statement with respect to such shares, and cause such registration statement to comply as to form and content in all material respects with the SEC's forms, rules and regulations and use its reasonable best efforts to cause such registration statement to become effective;

                            (ii) Prepare and file with the SEC such amendments
and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such shares have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

                            (iii) Furnish to the Subscriber such number of
conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits, except that the Company shall not be obligated to furnish the Subscriber with more than three copies of such exhibits), and such number of copies of the prospectus that is a part of such registration statement (including each preliminary prospectus and any summary prospectus), as the Subscriber may reasonably request in order to facilitate the disposition of the shares of Common Stock issued upon the conversion of the Securities;

                            (iv) Use its best efforts to register or qualify the
shares of Common Stock issued upon the conversion of the Securities for sale under the securities or blue sky laws of such jurisdictions in the United States as the Subscriber shall reasonably request in writing, and to keep such registration or qualification in effect for so long as the period of distribution contemplated thereby, and do any and all other acts and things which may be necessary or advisable to enable the disposition in such jurisdictions of the shares of Common Stock issued upon the conversion of the Securities, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                           (v) [Intentionally Omitted];


                           (vi) Notify the Subscriber, at any time when a
prospectus relating to a registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Subscriber prepare and furnish to the Subscriber a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (vii) Use its best efforts to list the shares of
Common Stock so registered on any securities exchange (including NASDAQ) on which the Common Stock of the Company is then listed, if such shares are not already so listed and if such listing is then permitted under the rules of such exchange; and

                           (viii) Make available for inspection by the
Subscriber, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any the Subscriber, underwriter, attorney, accountant or agent in connection with such registration statement.

                  (b) REQUIRED ACTIONS BY THE SUBSCRIBER. In connection with the registration of shares of Common Stock issued upon the conversion of the Securities pursuant to this Article IV, the Subscriber hereby agrees as follows:

                           (i) the Subscriber shall cooperate with the Company
and any underwriters to facilitate the timely preparation and filing of the registration statement, and for so long as the Company is obligated to file and keep effective the registration statement, shall provide to the Company, in writing, for use in the registration statement, all such information regarding the Subscriber and its plan of distribution of the shares of Common Stock as may be necessary to enable the Company to prepare the registration statement and prospectus covering such shares of Common Stock issued upon the conversion of the Securities, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith;

                           (ii) the Subscriber shall timely complete and execute
all questionnaires, powers of attorney, indemnities, hold-back agreements, underwriting agreements and other documents required under the terms of any underwriting arrangements or by the SEC or by any state securities regulatory body;

                           (iii) during such time as the Subscriber may be
engaged in a distribution of the shares of Common Stock issued upon the conversion of the Securities registered pursuant to this Article IV, the Subscriber shall comply with Regulation M promulgated under the Exchange Act (the "Rules"), to the extent applicable, and pursuant thereto it shall, among other things: (w) not engage in any stabilization activity in connection with the securities in contravention of the Rules; (x) distribute the shares solely in the manner described in the registration statement; (y) cause to be furnished to each broker through whom the shares may be offered, if any, or to the offeree if an offer is not made through a broker, such copies of the prospectus and any amendment or supplement thereto and documents incorporated by reference therein as may be required by law; and (z) not bid for or purchase any securities of the Company or attempt to induce any person to purchase any securities of the Company other than as permitted under the Exchange Act;

                           (iv) upon receipt of a notice from the Company,
promptly discontinue any distribution of shares until notified by the Company that the distribution of shares may re-commence;

                           (v) upon written notice from the Company that the
Company intends to proceed with a distribution of any of its shares and that in connection therewith it requires the suspension by the Subscriber of the distribution of its shares, to cease distributing such shares until such time as the distribution by the Company has been completed; and


                  (c) REGISTRATION EXPENSES. The registration expenses incurred in connection with any registration pursuant to this Article IV shall be paid in full by the Company except that the Subscriber shall pay its own legal expenses and all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of any shares of Common Stock owned by the Subscriber and sold pursuant to a registration statement effected pursuant to this Article IV.

                  (d) POSTPONEMENT. The Company shall be entitled to postpone the filing of a registration statement otherwise required to be prepared and filed by it pursuant to Section 4.1, for a reasonable period of time not to exceed (x) with respect to clause (i) of this sentence, the date which is five
(5) days after the filing with the SEC of the Company's next regularly required quarterly or annual report and (y) with respect to clauses (ii) and (iii) of this sentence, 60 days, if, at the time it receives a registration request from Subscriber, (i) such registration would require the public disclosure of material non-public information concerning any transaction or negotiations involving the Company or any affiliate (as defined in Rule 12b-2 under the Exchange Act) that, in the opinion of counsel to the Company, is not yet required to be publicly disclosed and the Board of Directors of the Company, in good faith, determines that such disclosure would materially interfere with such transaction or negotiations, (ii) such registration would interfere, in the good faith judgment of the Board of Directors, with bona fide financing plans of the Company or would otherwise require premature disclosure of information which would adversely affect or otherwise be detrimental to the Company, or (iii) the Company proposes to file a registration statement under the Securities Act for the offering and sale of securities for its own account in an underwritten offering and the managing underwriter therefor shall advise the Company in writing that in its opinion the filing or effectuation of a registration requested pursuant to Section 4.1 herein would materially adversely affect the success of the offering of the securities proposed to be registered for the account of the Company.

                   (e) HOLDBACK AGREEMENTS. If any registration of shares of Common Stock issued upon the conversion of the Securities pursuant to this
Article IV shall be in connection with an underwritten public offering, the Subscriber agrees not to effect any public sale or distribution, including any sale under Rule 144 of any shares of Common Stock or any other security convertible into or exchangeable or exercisable for any shares of Common Stock (in each case, other than as part of such underwritten public offering) during the ten (10) days prior to, and during the 90-day period (or such longer period as any underwriter may reasonably request) beginning on, the effective date of the related registration statement. The Company may impose stop-transfer instructions with respect to the shares subject to the foregoing restrictions during such period.

                  (f) TERM. The indemnification obligations contained in subsections (g) and (h) shall survive for the period of the statute of limitations with respect thereto.

                  (g) INDEMNIFICATION. Each of the Subscriber and the Company agree to indemnify the other in connection with any registration effected pursuant to this Article IV as follows:

                           (i) To the extent permitted by law, the Company will
indemnify the Subscriber, its officers, directors, partners, employees, subcontractors, consultants, agents, legal counsel, and accountants and each underwriter, broker or dealer, if any, of the Company's securities covered by such a registration statement, and each person who controls the Subscriber or such underwriter, broker or dealer within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse the Subscriber and its officers, directors, partners, employees, subcontractors, consultants, agents, legal counsel, and accountants, each such underwriter, broker or dealer, and each person who controls the Subscriber or such underwriter, for any legal and other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by or on behalf of the Subscriber or such underwriter, broker or dealer and stated to be specifically for use therein or any failure by the Subscriber or such underwriter, broker or dealer to deliver a final prospectus or supplement or amendment correcting earlier documents. It is agreed that the indemnity agreement contained in this Article IV shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company.

                           (ii) To the extent permitted by law, the Subscriber
will indemnify the Company, each of its officers, directors, partners, employees, subcontractors, consultants, agents, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, each of its officers, directors, partners, employees, subcontractors, consultants, agents, legal counsel, and accountants, each such underwriter, and each such control person, for any legal and other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Subscriber; PROVIDED, HOWEVER, that the Subscriber will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in strict conformity with information pertaining to the Subscriber, as such, furnished in writing to the Company by the Subscriber stated to be specifically for use in such registration statement and prospectus; PROVIDED, FURTHER, HOWEVER, that the liability of the Subscriber hereunder shall be limited to the proportion that the public offering price of the Shares of Common Stock issued upon the conversion of the Securities sold by the Subscriber under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by the Subscriber from the sale of the Shares of Common Stock issued upon the conversion of the Securities covered by such registration statement; and PROVIDED, FURTHER, HOWEVER, that the obligations of the Subscriber hereunder shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Subscriber.

                           (iii) If the indemnification provided for in Section
4.5(g) is held by a court of competent jurisdiction to be unavailable to the party seeking such indemnification (the "Indemnified Party") with respect to any loss, liability, claim, damage, or expense referred to therein, then the party which is required to provide indemnification pursuant to Section 4.5(g) (the "Indemnifying Party") in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations, PROVIDED, HOWEVER, that in any such case, (x) no such Indemnifying Party will be required to contribute any amount in excess of the public offering price of all shares offered by it pursuant to such registration statement; and (y) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                           (iv) Notwithstanding the foregoing or Section 4.5(h)
below, to the extent that the provisions on indemnification contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  (h) INDEMNIFICATION PROCEDURES. Each party entitled to indemnification under Section 4.5(g) of this Agreement (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and (if the claim is made by a third party) shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligations to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

                  (i) DELAY OF REGISTRATION. the Subscriber shall have no right to take an action to restrain, enjoin or otherwise delay any registration as a result of any controversy that might arise with respect to the interpretation or implementation of this Article IV.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 INDEMNITY. Without prejudicing any other remedy available to the parties at law or in equity and except as set forth in Article IV hereof, the parties hereby covenant, immediately upon demand therefor, to indemnify, defend, and hold each other (and their respective subsidiary, affiliated, or parent entities, officers, directors, partners, stockholders, attorneys, employees, agents, and representatives) harmless from and against any and all costs, losses, damages, penalties, fines, or expenses (including without limitation reasonable attorneys' fees, court costs, and associated expenses) suffered, imposed upon, or incurred by them in any manner arising out of, relating to, or in connection with the following:

                  (a) any representation or warranty of either of the parties set forth herein being untrue or incorrect in any material respect or the failure of either of the parties to materially observe or timely and fully perform any of their respective obligations hereunder;

                  (b) any material misrepresentation in or material omission from any information provided by the parties to each other in connection with this Agreement or the consummation of the transactions contemplated herein; and

                  (c) any expenses, claims, costs, or other liabilities or obligations of any description whatsoever arising from or in any way connected with any claim that may be brought against either party by a stockholder of that party.

         5.2 MODIFICATION. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

         5.3  NOTICES.

                  (a) Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (i) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (ii) delivered personally at such address.

                  (b) Addresses:

                           If to the Company to:

                                    The National Registry Inc.
                                    2502 Rocky Point Drive
                                    Suite 1000
                                    Tampa, Florida
                                    Attn: President

                           If to Subscriber to the address set forth on the signature page hereof.

         5.4 COUNTERPARTS. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

         5.5 BINDING EFFECT. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and its heirs, executors, administrators and successors

         5.6 ENTIRE AGREEMENT. This instrument contains the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein.

         5.7 ASSIGNABILITY. This Agreement is not transferable or assignable by the Subscriber.

         5.8 GOVERNING LAW; JURISDICTION AND CHOICE OF FORUM. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware.

         5.9 PRONOUNS. The use herein of the masculine pronouns "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

         5.10 SEVERABILITY. The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

         5.11 WAIVER. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

         5.12 FURTHER ASSURANCES. The parties agree to execute and deliver all such further documents agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

         IN WITNESS WHEREOF, the Company and the Subscriber have executed this Agreement as of the date first written above.

RMS LIMITED PARTNERSHIP                           THE NATIONAL REGISTRY, INC.,
a Nevada limited partnership                      a Delaware Corporation

/s/ RICHARD W. BAKER                              /s/ JEFFREY P. ANTHONY
----------------------------                      -----------------------------
By: Richard W. Baker                              By: Jeffrey P. Anthony
Its: Secretary/Treasuer of Crystal               Its: President and CEO
     Diamond Inc.
     General Partner of
     RMS Limited Partnership

Address:

50 West Liberty Street
Suite 650
Reno, Nevada 89501